As filed with the Securities and Exchange Commission on April 30, 2012

Registration Nos.                                           002-98410
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 36	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

Amendment No. 15	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

110 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
110 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement

It is proposed that this filing will become effective (check the appropriate box):

[_]           Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]           On May 1, 2012 pursuant to paragraph (b) of Rule 485

[_]           60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]           On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

The Insured Series Policy A Level Premium Variable Life Insurance Policy

Offered By First Investors Life Insurance Company Through
First Investors Life Separate Account B
110 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by First Investors Life Insurance Company ("First Investors Life," "we," "us" or "our") through First Investors Life Separate Account B (“Separate Account B”). We call the Policy our "Insured Series Policy" or "ISP." New policies are not currently being offered for sale.

Please read this prospectus and keep it for future reference. It contains important information that you should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in corresponding Funds of the First Investors Life Series Funds (“Funds”). This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2012.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the Life Series Funds	5
FEE TABLES	5
DESCRIPTION OF THE POLICY	8
Who We Are and How to Contact Us	8
How the Policy Works	11
Policy Application Process	11
Premiums	11
Allocation of Net Premiums to Investment Options	12
The Death Benefit	14
Cash Value	15
Settlement Options	17
Optional Insurance Riders	18
Other Provisions	18
Charges and Expenses	21
FEDERAL TAX INFORMATION	24
OTHER INFORMATION	27
Voting Rights	27
Reports	27
Financial Statements	28

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS
Under the Policy, you pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that you will not pay premiums beyond 12 years and that your premium payment will not increase. If you change your premium payment schedule after your Policy has been issued, the premium amount will be adjusted to correspond with your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the Life Series Funds.

Permanent Insurance Protection
The Policy is designed to provide you with permanent insurance protection. You pay your premiums for 12 years. After that, the Policy remains in force for the life of the insured unless you choose to surrender your Policy, or you borrow against it to the extent that it lapses.

Upon the death of the insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed insurance amount (usually known as “face amount”) based upon the investment experience of the Subaccounts you select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed insurance amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits
Under current tax law,

■ any growth in the Policy’s cash value is not subject to federal income tax until you withdraw it from the Policy;

■ the death benefit paid to the named beneficiary is generally free of federal income tax;

■ reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

■ Policy loans are generally not taxable.

Investment Options
You may allocate your net premiums to up to five of the nine professionally managed Subaccounts we offer under the Policy as long as each allocation is at least 10% of the premium. Each underlying Fund has different investment objectives, policies and risks. Your cash value and variable insurance amount will fluctuate based on the performance of the Funds you select.

Twice each Policy year, you may change your Subaccount allocations. If you do so, both your existing cash value and your future premium payments will be allocated according to the new percentages, unless you direct us otherwise.

Policy Loans
You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if you assign your Policy to us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders
You may surrender the Policy at any time while the insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loans, accrued interest and unpaid premium. You may surrender a portion of the Policy’s cash value on any Policy anniversary provided you meet our requirements. Partial surrenders may have adverse tax consequences.

Optional Insurance Riders
Subject to availability in your state, we offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and your premium will be adjusted accordingly.

The optional riders include

■ Accidental Death Benefit

■ 12 year Level Term

■ Waiver of premium

POLICY RISKS
Need for Insurance
Because of the insurance costs, the Policy is not suitable for you unless you need life insurance. If you have no need for life insurance, you should consider a different type of investment.

Need for a Long-Term Commitment
You will generally lose money if you fail to make all premium payments required during the 12 year period. The Policy, therefore, involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If you choose to pay your premiums in installments, your premiums will increase with the increased frequency of your payments but the net premium available for investment does not increase by the amount your premium increased.

Investment Risks
The Policy is different from fixed-benefit life insurance because you bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts you select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts.

Tax Risks
Please consult with your tax adviser before making any changes in your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations
You are limited to two reallocations each Policy year of the Policy’s cash value among up to five Subaccounts and each of those accounts may have no less than a 10% allocation. We will not automatically rebalance your Policy’s cash value to your designated percentage allocations. Unless you request a reallocation to maintain your allocations, you may end up with a riskier allocation than you intended. Once you have reallocated twice in a Policy year you will be unable to make further reallocations to reduce your investment risk.

Policy Loans
If you decide to take Policy loans, the loans may reduce the death benefit and cash value of your Policy whether or not you repay because they may undermine the growth potential of your Policy. A Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds your premium paid) if it is outstanding at the time you surrender your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that you may make to the Policy. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value on the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes
You should only purchase the Policy if you have the financial ability to keep it in force for the 12 years in which your premiums are payable. You should not purchase the Policy if you foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that you take a partial surrender of your Policy or make other material changes to the Policy within the first seven years. If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a modified endowment contract. This can have adverse tax consequences to you.

Risk of Lapse
Your Policy may lapse if you fail to pay your premiums or your loans exceed the cash value. However, if you do not elect one of the continued insurance options, we will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of your Policy.

RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what you will pay because these charges are based on the insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on your annual premium and guaranteed insurance amount as determined by the insured’s age, sex, underwriting classification, payment frequency and optional riders you selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.

The table below describes the transaction fees and expenses that you will pay for the 12 years you pay premiums. The minimum charge indicated is based on the lowest rate for our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to our maximum issue age for this class.

Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	Upon premium payment	Year 1	30% of premium
		Years 2 to 4	10% of premium
		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteed insurance amount (GIA)
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium
Semi-annual: 2% increase in premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68
Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with Premium Waiver	Upon premium payment	Minimum: $0.83
Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If you pay your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the insured’s age, sex and underwriting classification.  The premiums disclosed above may not be representative of the premium you will actually pay. You may obtain more information about the premiums you will incur by contacting your registered representative.

(4) The benefit may not exceed $200,000 less all of the insured’s accidental death benefit coverage in all companies.

(5) Our representative insured which has been identified as our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class.

(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The next table describes the fees and expenses that we deduct from your cash value.

Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the NAR(3)
Standard case(4) with $51,908 GIA: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of your Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted

(1) Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to your Policy based upon the insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges you will actually pay. You may obtain more information about the charges you will incur by contacting your registered representative.

(3) The charge indicated is the maximum rate we can deduct for the first year cost of insurance charge.

(4) The standard case is based on our representative insured, which has been identified as our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class. There is no difference in the cost of insurance between the standard and non-standard class.

(5) Because we transfer from the Separate Account to our General Account an amount equal to the amount of the loan, while the loan is unpaid, we credit you into your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to you is 2%.

(6) We reserve the right to impose this charge if we incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2011. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.81%	0.99%

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office located at 110 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Policies; First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and Administrative Data Management Corp., the transfer agent for Life Series Funds. The Independent Order of Foresters controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.

For information or service concerning a Policy, you can contact us in writing at our Administrative Office located at Raritan Plaza 1, Edison, NJ 08837. You can also call us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax us at 732-510-4209. You can also contact us through our Website at www.firstinvestors.com.  You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that you make, as well as any other documentation that we require for any purpose in connection with your Policy, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by us until we have received it, as well as any related items that we require, all in complete and good order (i.e., in form and substance acceptable to us) at our Administrative Office. To meet our requirements for processing transactions, we may require that you use our forms. We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets we derive from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, we own the shares of the underlying Funds, not you.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies.

LIFE SERIES FUNDS
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 10 separate series (“Funds”), nine of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by First Investors Life. The Funds reserves the right to offer shares to other separate accounts or directly to us.

Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 110 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the High Yield Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which you should read carefully before investing.

Fund	Investment Objective
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Discovery Fund	Long-term growth of capital.
Government Fund	Significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
High Yield Fund	High current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Select Growth Fund	Long-term growth of capital.
Value Fund	Total return.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of your death benefit, cash value and loan value (the amount you can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans, loan interest and partial surrenders), if you pay all your premiums. We offer ten Subaccounts, from which you may select up to five.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before approving an application, we conduct underwriting to determine the proposed insured's insurability. If your application is approved, we will credit your Policy with the initial premium on the date that the Policy is issued. Until such time, your initial premium is held in the General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any applications for any reason. The insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
The Policy premiums are "level" because you pay the same amount each year for 12 years. We cannot increase the amount of your premiums or extend the premium payment period. If you change your premium payment schedule after your policy has been issued, the premium amount will be adjusted to correspond with your new schedule, as discussed below. After you have made the scheduled payments for 12 years, the Policy will stay in force for the life of the insured unless you decide to surrender it or you borrow against it to the extent that it lapses.

The Amount of Your Premiums
The premium you pay is determined by the amount of guaranteed insurance, the underwriting classification of the insured, the frequency of your payments and any riders you have selected. We cannot increase this premium amount. However, there is an additional premium charge if you ask us to accept your premiums on an installment basis. We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that you may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our Administrative Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

If your annual premium is $600 or more, you may choose to pay your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If you do not pay your premiums on an annual basis, you will be subject to an additional premium charge to pay in installments. As a result, your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If you select to pay premiums monthly, you will pre-authorize us to electronically deduct premiums from your bank account (“Lifeline”). We are not liable for any bank charges you may incur if you fail to maintain a sufficient balance in your bank account to pay the premiums. To change the frequency of your premium payment, you must notify us prior to your next premium due date, which coincides with the new frequency premium due date. We will then recompute your premium amount and bill you accordingly.

Automatic Premium Loans to Pay Premiums
You may elect in a written request to our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When you purchase a Policy, you select the percentage allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five Subaccounts of Separate Account B. However, you must allocate at least 10% of the net premium to each Subaccount you select. Subsequent premiums will be allocated according to this allocation unless you request a reallocation of the assets attributable to your Policy. The net premium is credited to your Policy on the Policy's issue date and on each premium due date thereafter, whether or not you have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts you select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, the following charts illustrate the amount we would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed insurance amount of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, you may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

■ you allocate the cash value to no more than five of the Subaccounts, and

■ the allocation to any one Subaccount is not less than 10% of the cash value.

What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests.

As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, we have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, we may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT
The death benefit is the amount we pay to the named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the insured's death and (3) partial surrenders.

Generally, we pay the death benefit within seven days after we receive all claim requirements in a form satisfactory to us at our Administrative Office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit. The interest rate is guaranteed to be at least 2½%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the insured’s death. At the insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at our Administrative Office in a form acceptable to us.

The Guaranteed Face Amount
We guarantee that the death benefit on your Policy will never be less than the Policy's Face Amount, which is the guaranteed insurance amount (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the insured dies during the following Policy year.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that you have selected.

We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine the change in your variable insurance amount by comparing the net investment return of your Subaccounts with an assumed investment return of 4%, which we call the "assumed interest rate." The “net investment return” of your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return on all of your Subaccounts is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return is greater than the assumed interest rate and decreases if the actual net investment return is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any Policy year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in your subaccounts and your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that you have paid since that date, plus the actual net investment return of the Subaccounts you have selected, plus the interest credited to Policy Loans if you have any outstanding loans, adjusted for the cost of insurance protection and surrenders.

The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which we use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

Policy Surrenders - You may fully surrender the Policy for its cash value less any outstanding Policy Loans and loan interest (“surrender value”) at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Administrative Office. A full surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

You may partially surrender your Policy on any Policy anniversary. We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the premium due on that Policy anniversary. In addition, your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if we receive all requirements for a partial surrender at our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When you make a partial surrender, the guaranteed insurance amount, death benefit, and cash value for the Policy will be reduced proportionally. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

■ a recent payment that you made by check has not yet cleared the bank,

■ we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

■ for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond 30 days from the effective date of the surrender. The interest rate paid will be at least 3%.

While we do not assess a charge for full or partial surrenders, you should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if we approve the loan, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or you use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the insured is living and the Policy is in force.

When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the

Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts you have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If you do not pay the loan and interest when it is due on each Policy anniversary, we will increase your loan by the amount of any unpaid interest, and we will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. This may be a taxable event. The Policy does not terminate if you make the required repayment within that 31 day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS
You or your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with us to accumulate, with interest payable at a rate of 2½% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy at issue but not thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from your sales representative.

Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the insured which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.

OTHER PROVISIONS
Age and Sex
If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our Administrative Office in a form acceptable to us.

Right to Examine
You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our Administrative Office.

Default and Options on Default
A premium is in default if you do not pay it on or before its due date. There is a grace period after the due date during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, and you do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the insured is rated as standard class, you automatically have the extended-term insurance if you make no choice. If we rated the Policy for extra mortality risks, you automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege
The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy that we issue on the insured's life. The exchange privilege is available:

■ within the first 18 months after the Policy's issue date, if you have duly paid all premiums, or

■ if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash value on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Administrative Office.

Grace Period
With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability
Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

Payment and Deferment
We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either: (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement
You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in cash value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the close (“close of business”) of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions
Generally, your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day we receive them, if we receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting our requirements. Otherwise, they will be processed as of the next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

CHARGES AND EXPENSES
We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your Policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

Transaction Fees
We deduct from your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that you have selected.

Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs we expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed insurance amount for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If you pay your annual premium in multiple payments, this charge will be deducted from your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If you do not meet our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium. When you pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums. If you choose any optional insurance riders, we will increase your premiums by the amount associated with the rider’s costs to you. Premium charges applicable to your Policy for optional riders will be indicated in your Policy.

Our current minimum and maximum premium rates, as well as the rate for our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
■ Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■ 12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■ 12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■ Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium you will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect your mortality rating. In short, your premium will be higher if you are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for our representative Policyowner, based on the net amount at risk are:

■ minimum: $0.68 per $1,000;

■ maximum: $14.38 per $1,000;

■ standard case with $51,908 guaranteed insurance amount: $1.75 per $1,000.

Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

Policy Loan Interest
If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If you do not pay the interest when it is due, it will be added to the loan amount and we will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to your Policy, you bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2011 were 0.99% and 0.81% respectively. Annual Fund expenses for all Funds are more fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■ the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

■    the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

■ transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS
The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it to be treated as a MEC.

Policies that are not MECs
If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs
A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex and changing nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Tax Relief Unemployment Insurance Reauthorization and Job Creation Act of 2010 (the “Act”), which was enacted on December 17, 2010, provides an exemption to the estate tax of $5 million and a top estate tax rate of 35 percent for deaths that occur through December 31, 2012.  Absent legislation that provides otherwise, as of January 1, 2013, the exemption amount will be reduced to $1 million and the top estate tax rate will be 55 percent.  Also, prior to January 1, 2013, if one spouse does not fully utilize his or her entire $5 million exemption amount, the unused portion can be used by the surviving spouse’s estate.  In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if (1) the insured and the Policyowner are the same or (2) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Act provides an exemption to the GSTT of $5 million and a GSTT tax rate of 35 percent for transfers made through December 31, 2012.  Absent legislation that provides otherwise, as of January 1, 2013, the exemption amount will be reduced to $1 million and the GSTT tax rate will be 55 percent.

Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be “adequately diversified” in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount(s) in which you were invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds available under the Policy sells its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of the Separate Account may cause the Policyowner, rather than us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, we do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the Life Series Funds  are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■ shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

■ shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

■ shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

Reports
At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2012 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, calling us toll free at (800) 832-7783 or by visiting our website www.firstinvestors.com.  You can review and copy our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. (202) 549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 002-98410/811-04328

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the ISP CHOICE Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2012, or for policies sold prior to June 30, 2008, the Insured Series Policy Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2012.  Each Prospectus may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in each Prospectus.

GENERAL DESCRIPTION

            First Investors Life Insurance Company.  First Investors Life Insurance Company, 110 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

           The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Bernard E. Bloom	Director	Director Foresters since 2000; Director Foresters Life Limited since 2000; Director FICC since 2011.
Carol Lerner Brown	Secretary	Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary Administrative Data Management Corp. since 1989.
Pratibha Canaran	Vice President – Finance	Vice President – Finance FIL, FICC, FIC, FIMCO, and Administrative Data Management Corp. since 2012; Assistant Vice President Foresters since 2003.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Richard M. Freeborough	Director
Chairman of the Board Foresters since 2009 and Director Foresters since 2005; Director ResMor Trust Company since 2009; Independent Review Committee Member Acuity Investment Funds since 2007; Chairman of the Board and Director Seniors Money Limited since 2007; Director RGA Life Reinsurance Company of Canada since 2006; Governor University of Guelph since 2005; Director ACE INA Insurance from 2005 to 2010; Director Triad Guaranty Insurance Corporations Canada from 2006 to 2008; Director FICC since 2011.

Richard H. Gaebler	Director	Retired since 2000; Director FICC since 2011.
Sharon T. Giffen	Director
Senior Vice President and Chief Financial Officer Foresters since 2009; Senior Vice President and Chief Actuary, Vice President Actuarial, Vice President Product Management Foresters from 2000 to 2009; Director FICC since 2011.

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Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006; Corporate Actuary FIL 2005 – 2006.
William M. Lipkus	Vice President, Chief Financial Officer, Treasurer and Chief Administrative Officer
Chief Financial Officer FIC and FICC since 1997; Treasurer and Director FIC since 2012; Vice President FIL since 1996; Chief Financial Officer FIL since 1998; Treasurer FIL since 2008; Chief Administrative Officer FIL since 2012; Treasurer FICC since 1999; Chief Administrative Officer FICC since 2012; Chief Administrative Officer FIC since 2012; Director FIMCO since 2007; Chief Financial Officer FIMCO since 1998; Chief Administrative Officer FIMCO since 2012; Director Administrative Data Management Corp. since 2007; Chief Financial Officer Administrative Data Management Corp. since 1998; Treasurer Administrative Data Management Corp. since 1998; Chief Administrative Officer Administrative Data Management Corp. since 2012.

Martha E. Marcon	Director	Director FIL since 2012; Director FICC since 2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Louise L. McCormick	Director	Director Foresters since 2005; Director Duncaster, Inc. since 2005; Trustee and Board President Hartford Art School, Inc. since 2005; Director Heska, Inc. since 2000; Director FICC since 2011.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
Christopher H. Pinkerton	Chairman and Director
President and Director FICC since 2011; Chairman  and Director FIMCO and Administrative Data Management Corp. since 2011; President FIMCO 2011; Chairman and Director FIL and FIC since 2011; President FIC 2011-2012; President Foresters US Division since 2008, Chairman Foresters Equity Services since 2007;  Chairman Foresters Financial Partners since 2006; Senior Vice President Foresters North American Sales and Marketing from 2005 to 2007.

David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006; Actuary FIL 2002 – 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003.

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          Separate Account B.  First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

           The assets of Separate Account B are invested at net asset value in shares of the corresponding series (each a “Fund” and collectively “Funds”) of Life Series Funds.  For example, the Discovery  Subaccount invests in the Discovery Fund, the Government Subaccount invests in the Government Fund, and so on.  The Life Series Funds Prospectus describes the risks attendant to an investment in each Fund of Life Series Funds.  The 10 Funds of Life Series Funds are:  Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund.

           Only nine of the Funds are available through Separate Account B’s Subaccounts.  The one that is not available is: Target Maturity 2015 Fund.

SERVICES

          Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  We maintain the records and accounts of Separate Account B.

           Independent Registered Public Accounting Firm.   KPMG LLP, 345 Park Avenue, New York, NY 10154, were appointed as the independent registered public accounting firm for Separate Account B and First Investors Life Insurance Company for the year 2011.

          Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account B and First Investors Life Insurance Company for the years 2010, 2009, 2008 and 2007.

           Underwriter.  First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 110 Wall Street, New York, New York 10005.  First Investors Life distributes the ISP CHOICE Policy in a continuous offering.  First Investors Life anticipates continuing to offer the ISP CHOICE Policy, but reserves the right to discontinue the offering.  New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31, 2009, 2010 and 2011, FIC received fees of $2,324,322, $2,857,912 and $3,019,267, respectively, in connection

4

with the distribution of the ISP CHOICE Policy that commenced on June 30, 2008. For the fiscal years ended December 31, 2009, 2010 and 2011, FIC received fees of $1,836,419, $1,447,124 and $1,232,716, respectively, in connection with the distribution of the Insured Series Policy.

          Distribution of Policy.  We sell Policies solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are “First Investors representatives”), are registered representatives of FIC, which is one of our affiliates.  FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.  FIC’s executive offices are located at 110 Wall Street, New York, NY 10005.

          Commissions we pay to FIC under the ISP CHOICE Policy generally will not exceed 60% of the premiums you pay in your policy's first year, and 5% of all other premiums you pay in policy years two and later.  Commissions we pay to FIC under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve.  Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

          We offer the ISP CHOICE Policy for sale in Alabama,  Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION

           Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

           State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

           Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations

5

periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

           Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION

           Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit was arbitrarily initially set at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

           Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)           is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  Such factor is equal on an annual basis to 0.50% of the daily net asset value of the applicable Subaccount.  This percentage represents the mortality and expense risk assumed.

6

              The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF FINANCIAL STATEMENTS

           The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

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Financial Statements
as of
December 31, 2011

8

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Level Premium Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Level Premium Variable Life Insurance (Separate Account B), as of December 31, 2011, and the related statement of operations, statements of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account B as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
April 26, 2012

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE Statement of Assets and Liabilities December 31, 2011
	Cash Management	High Yield	Growth and Income	Discovery	International	Select Growth	Government	Investment Grade	Value

Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$2,341,776	$36,396,928	$184,203,857	$99,929,222	$68,185,992	$10,125,309	$5,928,881	$10,375,850	$27,178,455

Liabilities:
Payable to First Investors Life Insurance Company	21,957	301,944	1,412,316	779,870	523,555	100,845	91,357	138,085	293,885

Net assets	2,319,819	36,094,984	182,791,541	99,149,352	67,662,437	10,024,464	5,837,524	10,237,765	26,884,570
Net assets represented by Contracts in accumulation period	$2,319,819	$36,094,984	$182,791,541	$99,149,352	$67,662,437	$10,024,464	$5,837,524	$10,237,765	$26,884,570

See accompanying notes to financial statements.

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE Statement of Operations Year ended December 31, 2011
	Cash Management	High Yield	Growth and Income	Discovery	Blue Chip	International	Select Growth	Government	Investment Grade	Value

Investment income:
Income:
Dividends	$ —	$2,571,213	$2,010,411	$ 512,206	$995,566	$1,498,729	$ 13,835	$175,710	$448,782	$544,681
Expenses
Mortality and expense risks (note 5)	11,305	179,352	613,479	509,011	320,723	350,963	47,138	26,798	48,582	133,630
	(11,305)	2,391,861	1,396,932	3,195	674,843	1,147,766	(33,303)	148,912	400,200	411,051
Net investment income (loss)

Realized gain on investments:
Realized gain distributions	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	—	(218,663)	(145,316)	928,285	8,097,297	(143,910)	13,079	4,178	(1,871)	77,695
Realized gains (losses)	—	(218,663)	(145,316)	928,285	8,097,297	(143,910)	13,079	4,178	(1,871)	77,695

Change in unrealized appreciation (depreciation) on investments	—	(353,199)	876,629	842,975	(8,037,950)	(897,314)	412,712	103,751	140,146	(203,578)

Net increase (decrease) in net assets resulting from operations	$(11,305)	$1,819,999	$2,128,245	$1,774,455	$734,190	$ 106,542	$392,488	$256,841	$538,475	$285,168

See accompanying notes to financial statements.

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE Statements of Changes in Net Assets Year ended December 31, 2011 and 2010
	Cash Management		High Yield		Growth and Income		Discovery		Blue Chip
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(11,305)	$(10,799)	$2,391,861	$2,370,672	$1,396,932	$581,362	$3,195	$287,883	$674,843	$704,984
Realized gain distributions	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	—	—	(218,663)	(326,634)	(145,316)	(431,835)	928,285	352,732	8,097,297	77,034
Change in unrealized appreciation (depreciation) on investments	—	—	(353,199)	2,082,816	876,629	15,318,568	842,975	20,042,726	(8,037,950)	5,373,299
Net increase in net assets resulting from operations	(11,305)	(10,799)	1,819,999	4,126,854	2,128,245	15,468,095	1,774,455	20,683,341	734,190	6,155,317

From contract transactions:
Net insurance premiums from contract owners	6,680	65,666	1,252,455	1,158,250	7,800,552	8,353,360	5,332,974	5,551,882	3,372,068	4,029,937
Cost of insurance (note 5)	(34,290)	(30,792)	(510,123)	(440,704)	(1,991,497)	(1,360,525)	(1,248,672)	(1,121,860)	(354,257)	(772,428)
Transfers between sub-accounts	432,777	44,539	207,106	5,719	67,707,705	(146,803)	(334,118)	(293,927)	(69,336,149)	(420,068)
Transfers for contract benefits and terminations	(208,518)	(194,685)	(1,720,013)	(1,970,796)	(6,986,484)	(6,704,640)	(5,763,205)	(5,672,618)	(3,774,243)	(3,806,225)

Increase (decrease) in net assets derived from contract transactions	196,649	(115,272)	(770,575)	(1,247,531)	66,530,276	141,392	(2,013,021)	(1,536,523)	(70,092,581)	(968,784)
Net increase (decrease) in net assets	185,344	(126,071)	1,049,424	2,879,323	68,658,521	15,609,487	(238,566)	19,146,818	(69,358,391)	5,186,533

Net assets:
Beginning of year	2,134,475	2,260,546	35,045,560	32,166,237	114,133,020	98,523,533	99,387,918	80,241,100	69,358,391	64,171,858
End of year	$2,319,819	2,134,475	36,094,984	35,045,560	182,791,541	114,133,020	99,149,352	99,387,918	—	69,358,391

4

	International		Select Growth		Government		Investment Grade		Value
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,147,766	(317,531)	(33,303)	(22,360)	148,912	158,874	400,200	372,357	411,051	366,790
Realized gain distributions	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	(143,910)	(304,761)	13,079	(18,232)	4,178	6,372	(1,871)	(10,439)	77,695	11,654
Change in unrealized appreciation (depreciation) on investments	(897,314)	8,525,113	412,712	1,424,522	103,751	24,457	140,146	360,904	(203,578)	2,787,292
Net increase in net assets resulting from operations	106,542	7,902,821	392,488	1,383,930	256,841	189,703	538,475	722,822	285,168	3,165,736

From contract transactions:
Net insurance premiums from contract owners	4,324,380	4,320,622	1,604,073	1,430,013	445,131	387,303	769,250	681,303	2,309,935	2,381,666
Cost of insurance (note 5)	(908,834)	(843,766)	(169,041)	(137,005)	(101,895)	(78,044)	(163,863)	(136,585)	(384,193)	(347,007)
Transfers between sub-accounts	(521,943)	(167,055)	607,323	33,298	626,433	401,064	596,326	469,663	15,880	73,612
Transfers for contract benefits and terminations	(3,822,774)	(3,953,287)	(632,953)	(556,615)	(313,782)	(393,276)	(629,197)	(715,484)	(1,510,522)	(1,609,493)

Increase (decrease) in net assets derived from contract transactions	(929,171)	(643,486)	1,409,402	769,691	655,887	317,047	572,516	298,897	431,100	498,778
Net increase (decrease) in net assets	(822,629)	7,259,335	1,801,890	2,153,621	912,728	506,750	1,110,991	1,021,719	716,268	3,664,514

Net assets:
Beginning of year	68,485,066	61,225,731	8,222,574	6,068,953	4,924,796	4,418,046	9,126,774	8,105,055	26,168,302	22,503,788
End of year	$67,662,437	68,485,066	10,024,464	8,222,574	5,837,524	4,924,796	10,237,765	9,126,774	26,884,570	26,168,302

5

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011

(1)	Organization

First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Insurance Department. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (the Fund), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management, High Yield, Growth and Income, Discovery, International, Select Growth, Government, Investment Grade and Value.  In 2011 Blue Chip merged into Growth and Income Fund.

(2)	Significant Accounting Policies

	(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 26, 2012, have been evaluated in the preparation of the financial statements.

	(c)	Investments

Shares of the Funds held by Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

	(e)	Net Assets Represented by Contracts

The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

(Continued)
6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011

	(f)	Federal Income Taxes

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

	(g)	Reclassifications

Certain prior period numbers were reclassified to conform to the current year presentation.

(3)	Investments

Investments consist of the following as of December 31, 2011:

	Shares	Net asset value	Market Value	Cost
First Investors Life Series Fund: Cash Management	2,341,776	$ 1.00	$ 2,341,776	$ 2,341,776
High Yield	5,667,679	6.42	36,396,928	41,053,863
Growth and Income	6,449,765	28.56	184,203,857	190,323,728
Discovery	3,128,556	31.94	99,929,222	72,193,367
International	4,147,291	16.44	68,185,992	73,650,382
Select Growth	1,197,005	8.46	10,125,309	9,273,080
Government	563,159	10.53	5,928,881	5,713,170
Investment Grade	955,129	10.86	10,375,850	10,238,151
Value	1,813,302	14.99	27,178,455	24,097,548

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:
	Purchases	Sales
Cash Management	$ 441,492	251,459
High Yield	4,023,732	2,380,478
Growth and Income	77,613,939	9,030,077
Discovery	5,853,745	7,793,648
Blue Chip	4,361,158	74,234,930
International	5,759,287	5,567,308
Select Growth	2,185,016	831,428
Government	1,260,058	432,877
Investment Grade	1,820,341	828,119
Value	2,895,979	2,006,588

  (Continued)
7

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011

Separate Account B utilizes various methods to measure the fair value of its financial instruments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value Separate Account B’s investments as of December 31, 2011 is as follows:

	Total	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 significant unobservable inputs
Cash Management	$2,341,776	$2,341,776	$—	$—
High Yield	36,396,928	36,396,928	—	—
Growth and Income	184,203,857	184,203,857	—	—
Discovery	99,929,222	99,929,222	—	—
International	68,185,992	68,185,992	—	—
Select Growth	10,125,309	10,125,309	—	—
Government	5,928,881	5,928,881	—	—
Investment Grade	10,375,850	10,375,850	—	—
Value	27,178,455	27,178,455	—	—
	$444,666,270	$444,666,270	$—	$—

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

(Continued)
8

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	2011			2010
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	44,920	(35,064)	9,856	29,514	(35,282)	(5,768)
High Yield	12,777	(29,253)	(16,476)	8,802	(38,116)	(29,314)
Growth and Income	1,037,154	(44,052)	993,102	32,129	(29,195)	2,934
Discovery	11,876	(39,587)	(27,711)	15,538	(40,743)	(25,205)
Blue Chip	15,230	(2,027,801)	(2,012,571)	24,596	(54,650)	(30,054)
International	23,622	(48,200)	(24,578)	30,212	(44,099)	(13,887)
Select Growth	176,705	(12,071)	164,634	134,456	(22,858)	111,598
Government	33,011	(8,129)	24,882	25,471	(13,162)	12,309
Investment Grade	32,340	(12,463)	19,877	29,615	(18,473)	11,142
Value	45,314	(24,299)	21,015	48,850	(24,715)	24,135

(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units. For further discussion, see “Cost of Insurance Protection” in the Prospectus.

(6)	Financial Highlights Table

	Net assets			Investment
	Units	Unit value	(000s)	income ratio1	Expense ratio2	Total return3,4
Cash Management: December 31:
2011	114,637	$ 20.441	$ 2,320	—%	0.50%	(0.50)%
2010	104,781	20.543	2,134	—	0.50	(0.50)
2009	110,549	20.646	2,261	0.17	0.50	(0.33)
2008	102,005	20.713	2,089	1.93	0.50	1.52
2007	72,593	20.404	1,468	4.55	0.50	4.11

High Yield: December 31:
2011	780,419	$ 46.612	$ 36,095	7.16%	0.50%	5.13%
2010	796,895	44.337	35,046	7.52	0.50	13.15
2009	826,209	39.186	32,166	9.61	0.50	34.48
2008	860,363	29.139	24,761	8.59	0.50	(26.23)
2007	892,020	39.497	34,927	7.59	0.50	0.56

(Continued)
9

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011
	Net assets			Investment
	Units	Unit value	(000s)	income ratio1	Expense ratio2	Total return3,4
Growth and Income: December 31:
2011	2,723,815	$ 67.574	$ 182,792	1.63%	0.50%	1.86%
2010	1,730,713	66.343	114,133	1.07	0.50	15.61
2009	1,727,779	57.385	98,524	1.85	0.50	27.41
2008	1,692,344	45.040	75,385	1.45	0.50	(35.54)
2007	1,679,793	69.872	116,581	0.50	0.50	1.48

Discovery: December 31:
2011	1,459,611	$ 68.440	$ 99,149	0.50%	0.50%	1.74%
2010	1,487,322	67.273	99,388	0.84	0.50	25.94
2009	1,512,527	53.416	80,241	1.23	0.50	30.11
2008	1,504,398	41.054	61,169	0.43	0.50	(33.58)
2007	1,519,521	61.810	93,184	0.17	0.50	6.09

Blue Chip: December 31:
2011	—	—	—	1.54%	0.50%	0.91%
2010	2,012,571	$ 34.671	$ 69,358	1.60	0.50	9.67
2009	2,042,625	31.615	64,172	2.14	0.50	21.01
2008	2,043,001	26.127	52,829	1.52	0.50	(32.42)
2007	2,070,221	38.660	79,419	1.07	0.50	3.69

International: December 31:
2011	1,786,329	$ 38.148	$ 67,662	2.13%	0.50%	0.14%
2010	1,810,907	38.094	68,485	—	0.50	12.89
2009	1,824,794	33.746	61,226	4.42	0.50	22.62
2008	1,813,161	27.519	49,352	0.20	0.50	(42.18)
2007	1,826,931	47.594	86,291	3.04	0.50	20.39

Select Growth: December 31:
2011	1,205,498	$ 8.394	$ 10,024	0.15%	0.50%	4.73%
2010	1,040,864	8.015	8,223	0.17	0.50	20.50
2009	929,266	6.652	6,069	—	0.50	9.35
2008	790,561	6.083	4,716	0.16	0.50	(41.76)
2007	677,015	10.444	7,011	0.71	0.50	10.86

Government: December 31:
2011	213,445	$ 27.772	$ 5,838	3.26%	0.50%	4.88%
2010	188,562	26.479	4,925	3.84	0.50	4.30
2009	176,253	25.388	4,418	3.94	0.50	3.76
2008	161,357	24.468	3,888	3.99	0.50	6.40
2007	137,348	22.997	3,126	4.96	0.50	6.02

(Continued)
10

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

Notes to Financial Statements

December 31, 2011

	Net Assets			Investment
		Unit		income	Expense	Total
	Units	value	(000s)	ratio1	ratio2	return3,4

Investment Grade:
December 31:
2011	344,645	$30.050	10,238	4.60%	0.50%	5.70%
2010	324,768	28.430	9,127	4.68	0.50	8.72
2009	313,626	26.150	8,105	5.77	0.50	20.34
2008	295,230	21.731	6,259	5.36	0.50	(12.04)
2007	283,523	24.706	6,878	5.28	0.50	4.99

Value:
December 31:
2011	1,167,671	$23.269	26,885	2.01%	0.50%	1.03%
2010	1,146,656	23.033	26,168	2.06	0.50	13.76
2009	1,122,521	20.248	22,504	2.99	0.50	20.43
2008	1,076,329	16.813	17,836	1.96	0.50	(29.76)
2007	1,053,843	23.936	25,058	1.50	0.50	(1.15)

1.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4.	Blue Chip merged into Growth and income Fund on December 9, 2011. Total return represents period January 1, 2011 to December 9, 2011.

(Continued)
11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) (“Separate Account B”), as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise the Separate Account B.   These financial statements are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account B’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account B’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned at December 31, 2010 by correspondence with Separate Account B’s custodian.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account B as of December 31, 2010, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

 FIRST INVESTORS LIFE INSURANCE COMPANY

Statutory Financial Statements

December 31, 2011, 2010 and 2009

(With Report of Independent Registered Public Accounting Firm)

FIRST INVESTORS LIFE INSURANCE COMPANY

Table of Contents
Page

Report of Independent Registered Public Accounting Firm for the year 2011	1

Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Surplus, December 31, 2011 and 2010	3

Statutory Statements of Income, years ended December 31, 2011, 2010 and 2009	4

Statutory Statements of Changes in Capital and Surplus, years ended December 31, 2011, 2010 and 2009
5
Statutory Statements of Cash Flows, years ended December 31, 2011, 2010 and 2009	6

Notes to Statutory Financial Statements	7

Report of Independent Certified Public Accountants for the years 2010 and 2009	21

Report of Independent Registered Public Accounting Firm

Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2011, and the related statutory statement of income and cash flows and changes in surplus for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in note 2 to the statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2011, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in note 2 to the statutory financial statements.

/s/ KPMG LLP

New York, New York
April 26, 2012

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2011 and 2010
Assets	2011	2010
Cash and invested assets:
Bonds, at amortized cost (fair value: 2011 – $257,633,168;
2010 – $214,076,279)	$ 243,249,413	$ 206,500,116
Cash and cash equivalents	9,714,016	7,834,439
Receivable for securities	19,687	—
Policy loans	72,812,679	68,640,117
Total cash and invested assets	325,795,795	282,974,672
Deferred and uncollected premiums	3,552,940	3,044,964
Accrued investment income	5,599,625	4,862,630
Admitted deferred tax assets	2,022,000	2,028,000
Other assets	2,220,276	1,949,946
Total assets excluding separate accounts	339,190,636	294,860,212
Separate account assets	852,967,524	858,059,486
Total admitted assets	$ 1,192,158,160	$ 1,152,919,698
Liabilities and capital and surplus
Liabilities:
Life and accident and health reserves	217,122,745	206,198,476
Annuity reserves	73,086,652	48,196,647
Claims and other contract liabilities	11,215,052	9,869,057
Interest Maintenance Reserve	2,159,926	2,811,824
Asset Valuation Reserve	1,319,019	1,146,122
Accounts payable and accrued liabilities	5,688,236	5,236,091
Net transfers due from separate accounts	(7,938,129)	(7,072,795)
Total liabilities excluding separate accounts	302,653,501	266,385,422
Separate account liabilities	852,967,524	858,059,486
Total liabilities	$ 1,155,621,025	$ 1,124,444,908
Capital and surplus:
Common stock, par value: $4.75, authorized, Issued and
outstanding 534,350 shares	2,538,163	2,538,163
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	27,502,792	19,440,447
Total capital and surplus	36,537,135	28,474,790
Total liabilities and capital and surplus	$ 1,192,158,160	$ 1,152,919,698
See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Income
December 31, 2011, 2010 and 2009
	2011	2010	2009
Revenues:
Premiums and annuity considerations	$ 111,614,429	$ 101,563,898	$ 82,094,761
Investment income	15,046,178	16,207,172	16,735,873
Amortization of interest maintenance reserve	712,097	(12,811)	(383,372)
Income from fees associated with investment management,
administration and contract guarantees from separate accounts	7,226,534	6,853,452	6,148,241
Other income	217,616	230,497	336,475
Total income	134,816,854	124,842,208	104,931,978
Benefits and expenses:
Benefits and increases in contract liabilities	83,269,496	91,217,575	82,906,638
Increase in reserve for life and health policies	35,814,274	38,090,900	15,192,358
Net transfers to (from) separate accounts	(21,538,235)	(40,931,118)	(30,798,333)
Commissions and general expenses	22,904,439	22,861,854	21,297,584
Total benefits and expenses	120,449,974	111,239,211	88,598,247
Net gain from operations before dividends to policyholders and
federal income taxes	14,366,880	13,602,997	16,333,731
Dividends to policyholders	783,911	762,433	736,104
Net gain from operations before federal income taxes	13,582,969	12,840,564	15,597,627
Federal income tax	3,297,629	725,389	6,581,267
Net gain from operations	10,285,340	12,115,175	9,016,360
Net realized capital losses	(113,631)	(370,549)	(959,009)
Net income	$ 10,171,709	$ 11,744,626	$ 8,057,351
See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Changes in Surplus
Years ended December 31, 2011, 2010 and 2009
	2011	2010	2009
Balance at beginning of year	$ 28,474,790	$ 120,027,242	$ 119,664,010
Net income	10,171,709	11,744,626	8,057,351
Change in unrealized gain (loss) on investments	650	161,535	178,127
Change in asset valuation reserve	(172,898)	(87,223)	(449,026)
Change in nonadmitted assets	32,288	1,674,003	(40,434)
Change in net deferred income taxes	(25,404)	(2,045,393)	1,317,214
Dividends to stockholders	(1,944,000)	(103,000,000)	(8,700,000)
Balance at end of year	$ 36,537,135	$ 28,474,790	$ 120,027,242
See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Statements of Cash Flows
Years ended December 31, 2011 and 2010
	2011	2010	2009
Increase (decrease) in cash and short term investments:
Cash flows from operating activities:
Premiums and other insurance amounts received	$ 111,205,061	$ 102,280,434	$ 81,377,319
Investment income received	15,863,077	17,697,022	17,274,237
Other receipts	7,444,150	7,083,949	6,484,716
Benefits and contract liabilities paid	(82,653,064)	(92,409,608)	(83,849,014)
Commissions and general expenses paid	(25,965,461)	(27,764,300)	(24,002,023)
Net transfers to separate accounts	20,672,902	40,776,817	30,565,812
Net cash provided by operating activities	46,566,665	47,664,314	27,851,047
Cash flows from investing activities:
Proceeds from sale of investment securities	31,198,359	187,141,623	168,297,467
Purchase of investments securities	(69,687,171)	(126,831,071)	(194,395,607)
Purchase of furniture, equipment and other assets	(81,714)	(7,034)	(3,790)
Net increase in policy loans	(4,172,562)	(4,525,684)	(2,004,990)
Net cash provided by (used for) investing activities	(42,743,088)	55,777,834	(28,106,920)
Cash flows from financing activities:
Dividends paid	(1,944,000)	(103,000,000)	(8,700,000)
Net cash used for financing activities	(1,944,000)	(103,000,000)	(8,700,000)
Net increase (decrease) in cash and short term
investments	1,879,577	442,148	(8,955,873)
Cash and short term investments:
Beginning of year	7,834,439	7,392,291	16,348,164
End of year	$ 9,714,016	$ 7,834,439	$ 7,392,291
The company paid federal income tax of $3,226,359 in 2011, $6,046,000 in 2010 and $2,733,000 in 2009.
See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(1)	Nature of Operations

First Investors Life Insurance Company (the Company) is a wholly owned subsidiary of First Investors Consolidated Corporation (FICC). The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company (Mutual Fund Management Company), and Administrative Data Management Company (Transfer Agent). The Company predominately writes variable annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  On January 19, 2011, 100% of the outstanding stock of FICC was acquired by The Independent Order of Foresters (Foresters), a Fraternal Benefit Society in Canada.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services. The New York State Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual, version effective January 1, 2001, (NAIC SAP).

Such basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 4.25 – 5% and variable annuity D is valued at VACARVM 5.25% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

	(b)	certain expenditures, principally for furniture and equipment and agents’ debit balances, are charged to retained earnings rather than recognized as assets;

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

	(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized upto three years (admitted deferred tax assets);

	(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
revenue is recognized as received on universal life type contracts rather than on a retrospective deposit method. On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

	(f)	investments in fixed maturities that are deemed to be available-for-sale are recorded at amortized cost rather than estimated fair value.

	(g)	The statutory statements of cash flow do not classify cash flows consistent with GAAP, as a reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

(3)	Other Significant Accounting Practices

	(a)	Bonds

Bonds are reported at amortized cost. The fair values for bonds are based upon quoted market prices, where available or are estimated using values from independent pricing services.

	(b)	Impairment of Invested Assets

The Company regularly reviews fixed maturity securities to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged declines in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.  Investments are deemed to be impaired when there is no longer reasonable assurance of timely collection of the full amount of the principal and interest due.  The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of the portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

	(c)	Cash and Short-term Investments

The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(d)	Policy loans

The carrying amounts for policy loans approximate their fair values.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(e)	Asset Valuation Reserve

The Company establishes a Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(f)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(g)	Annuities

Annuity consideration is recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums received plus accumulated interest.

(h)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company,

(i)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s balance sheet. Premiums and annuity considerations received from the Company’s variable annuity and life products comprise approximately 55% in 2011 and 50% in 2010 of the Company’s total premiums and annuity considerations received.

(j)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet specific investment objectives of Contractholders who bear the investment risk. All investment income (gains and losses of these accounts) accrues directly to the Contractholders and therefore does not affect net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate assets with an equivalent summary total reported for liabilities.

(k)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 26, 2012, have been evaluated in the preparation of the financial statements.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(4)	Investments

Bonds are reported at amortized cost. Cash and cash equivalents include short-term investments with maturities less than sixty days.

Gains and losses on sales of investments are determined using the specific identification method.

Investment income for the years indicated consists of the following:

	2011	2010	2009
Interest on fixed maturities	$ 11,266,513	12,679,583	13,451,616
Interest on short term investments	77	19,106	38,539
Interest on policy loans	4,299,903	4,049,495	3,780,707
Total investment income	15,566,493	16,748,184	17,270,862
Investment expense	520,315	541,012	534,989
Net investment income	$ 15,046,178	16,207,172	16,735,873

There was no investment income deducted or excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2011 and 2010 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2011:
U.S. Treasury securities and
obligations of
U.S. Gov’t corps
and agencies	$ 23,845,642	$ 1,387,063	$ 9,055	$ 25,223,650
Debt securities issued by
states of the U.S.	23,799,395	2,675,367	—	26,474,762
Corporate debt securities	195,604,376	11,638,466	1,308,086	205,934,756
	$ 243,249,413	$ 15,700,896	$ 1,317,141	$ 257,633,168

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2010:
U.S. Treasury securities and
obligations of
U.S. Gov’t corps
and agencies	$ 30,901,178	1,055,874	75,416	31,881,636
Debt securities issued by
states of the U.S.	21,919,439	100,227	889,947	21,129,719
corporate debt securities	153,679,499	8,467,035	1,081,610	161,064,924
	$ 206,500,116	9,623,136	2,046,973	214,076,279

All impaired securities (fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2011		December 31, 2010
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$ 41,027,262	$ 1,317,141	$ 45,842,969	$ 1,541,530
12 months or more	—	—	2,861,822	505,443
	$ 41,027,262	$ 1,317,141	$ 48,704,791	$ 2,046,973

The amortized cost and estimated fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value
Due in one year or less	$ 9,804,194	$ 9,982,479
Due after one year through five years	37,366,647	39,789,143
Due after five years through ten years	152,610,979	160,525,572
Due after ten years	43,467,593	47,335,974
	$ 243,249,413	$ 257,633,168

Proceeds from sales of investments in bonds were $31,198,359, $186,553,704 and 168,297,467 in 2011, 2010 and 2009, respectively. Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Gross gains of $7,532,336 and gross losses of $243,963 were realized on those sales in 2010. Gross gains of $3,884,570 and gross losses of $6,009,504 were realized on those sales in 2009.  Realized gains (losses) transferred to the IMR were $60,199 in 2011, $4,863,639 in 2010 and $(769,511) in 2009.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(5)	Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents and policy loans as reported in the accompanying balance sheet approximate their fair values. Bonds are carried at amortized cost for which the fair value is $257,633,168 in 2011 and $214,076,279 in 2010.

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company’s insurance contracts other than investment – type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by First Investors Consolidated Corporation, the Company’s parent, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2011, 2010 and 2009, the Company charged operations $101,967, $103,000 and $13,000, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employee may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 54.5% of its net life insurance in force at December 31, 2011 and 53% at December 31, 2010.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During, the years ended December 31, 2011, 2010 and 2009, the Company paid approximately $2,593,605, $2,748,000 and $2,763,000 respectively for these services. In addition, the Company reimbursed an affiliate $10,292,575 in 2011, $6,681,000 in 2010 and $5,262,000 for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.8% and 2.0% of individual life insurance in force at December 31, 2011 and 2010, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $27,502,792 and $19,440,447 at December 31, 2011 and 2010, respectively, and was earned partly by the participating and partly by the nonparticipating department.  Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the New York State Department of Financial Services

During 2011 and 2010 the Company paid ordinary dividends of $1,944,000 and $10,696,360, respectively.  The Company paid an extraordinary dividend in 2010 of $92,303,640 after receiving approval from the New York State Department of Financial Services.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2011 and 2010.

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2011	2010
Unrealized losses	$ —	—
Nonadmitted asset values	5,508,029	5,540,317
Asset valuation reserve	1,319,019	1,146,122
Deferred tax assets, net of nonadmitted amount	2,022,000	2,028,000

(10)	Life and Annuities Reserves

(a)
The Company waives deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2011 the Company has $169,654,129 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies have been determined by formula.  Mean reserve at year end plus payments incurred during the year less mean reserve at prior year end, income during the year and other increases equals tabular interest.

	(f)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2011.

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$ —	—%
Subject to discretionary withdrawal without adjustment:
At market value	385,605,339	82.52
At book value	70,140,636	15.01
Not subject to discretionary withdrawal	11,544,615	2.47
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	467,290,590	100.00
Less reinsurance	—
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$ 467,290,590	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2010.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$ —	—%
Subject to discretionary withdrawal without adjustment:
At market value	400,145,280	87.45
At book value	51,245,007	11.20
Not subject to discretionary withdrawal	6,202,876	1.35
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	457,593,163	100.00
Less reinsurance	—
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$ 457,593,163	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2011 were:

	Gross	Net	Loading
Type:
Ordinary new business	$ 363,353	262,381	100,972
Ordinary renewal	2,971,610	3,290,559	(318,949)
Total	$ 3,334,963	3,552,940	(217,977)

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2010 were:

	Gross	Net	Loading
Type:
Ordinary new business	$ 362,911	260,496	102,415
Ordinary renewal	2,791,002	2,782,801	8,201
Total	$ 3,153,913	3,043,297	110,616

(13)	Separate Accounts

General Nature and Characteristics

The Company has two nonguaranteed separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three nonguaranteed separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$ 32,305,287	$ 19,887,060	$ 52,192,347
Reserves at December 31, 2011:
With assets at market value	459,483,234	385,605,339	845,088,573
Subject to discretionary
withdrawal at market value	459,483,234	385,605,339	845,088,573

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Reconciliation of net transfers to (from) separate accounts is as follows:

	2011	2010
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$ 52,192,347	$ 42,111,340
Transfers from separate accounts as contained in
the annual statement of the separate accounts	81,052,313	89,868,236
	(28,859,966)	(47,756,896)
Reconciling items	95,197	(27,674)
Other	$ (28,764,769)	$ (47,784,570)

(14)	Federal Income Taxes

The Company joins with its parent company, First Investors Consolidated Corporation, and its subsidiary companies(listed in footnote 1) in filing a consolidated Federal income tax return. The provision for federal income taxes is determined on a separate company basis as continued in a written agreement between the Company and its parent.

Unassigned surplus at December 31, 2011 included approximately $146,000, which is defined as “policyholders’ surplus” and may by subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

The Company adopted SSAP 10R effective 12/31/09.  The 12/31/11 and 12/31/10 balances and related disclosures are calculated and presented pursuant to SSAP 10R.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2011 Ordinary	2010 Ordinary	Change Ordinary

Total gross deferred tax assets	$ 7,111,000	$ 7,111,000	$ —
Statutory Valuation Allowance	—	—	—
Adjusted gross deferred tax assets	7,111,000	7,111,000	—
Total gross deferred tax liabilities	(99,000)	(74,000)	(25,000)
Net deferred tax assets	7,012,000	7,037,000	(25,000)
Total deferred tax assets nonadmitted	(4,990,000)	(5,009,000)	19,000
Net admitted deferred tax assets	2,022,000	2,028,000	$ (6,000)

The Company did not have any deferred tax assets or liabilities that were classified as capital.

The Company has not elected to admit deferred tax assets pursuant to paragraph 10.e for the years ended 12/31/11 and 12/31/10.

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R:

	2011 Ordinary		2010 Ordinary		Change Ordinary

Admitted under paragraph 10. a. from prior years
income taxes paid that can be recovered
through loss carrybacks	$ 2,022,000		$ 2,028,000		$ (6,000)
Admitted under paragraph 10. b.	—		—		—
Adjusted gross DTAs offsetting existing DTL's,
admitted under paragraph 10.c.	99,000		74,000		25,000
Total admitted from the application of
paragraph 10.a. - 10.c.	$ 2,121,000	$	$ 2,102,000	$	$ 19,000

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2010	2011	Change

Net adjusted deferred tax asset (liability)	$ 7,111,000	7,111,000	—
Tax-effect of unrealized gains and losses	—	—	—
Net tax effect without unrealized gains & losses	7,111,000	7,111,000	—

	2010	2009	Change

Net adjusted deferred tax asset (liability)	$ 7,111,000	9,186,000	(2,075,000)
Tax-effect of unrealized gains and losses	—	—	—
Net tax effect without unrealized gains & losses	7,111,000	9,186,000	(2,075,000)

There are no unrecognized deferred tax liabilities.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

Deferred tax assets and deferred tax liabilities comprise the following:

	2011	2010	Change
Deferred tax assets
Policyholder dividend provision	$ 249,000	243,000	6,000
Deferred acquisition costs	4,959,000	4,848,000	111,000
Reserves	1,231,000	1,301,000	(70,000)
Unrealized loss on bonds	—	—	—
Capital loss carryforward	—	—	—
Deferred compensation	616,000	663,000	(47,000)
Other	56,000	56,000	—
Total	7,111,000	7,111,000	—	(1)
Nonadmitted deferred tax assets	(4,990,000)	(5,009,000)	19,000
	2,121,000	2,102,000	19,000
Deferred tax liabilities:
Depreciation	43,000	17,000	26,000	(1)
Bond discount	56,000	57,000	(1,000)	(1)
Net admitted deferred taxes	$ 2,022,000	2,028,000	(6,000)

(1)	Change in net deferred income taxes ($25,000) includes a change of $19,000 applicable to nonadmitted assets in surplus.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods.  Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

As of December 31, 2011, there are no operating loss, net capital loss or tax credit carryforwards available for tax purposes.

The provision for incurred taxes on earnings for the years ended December 31, are:

2011	2010	2009
$3,297,629	$725,389	$6,581,267

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2011

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate.

	2011	2010	2009
Federal income taxes incurred	$ 3,297,629	725,389	6,581,267
Change in net deferred income tax assets	25,404	2,045,393	(1,317,214)
Total tax provision	$ 3,323,033	2,770,782	5,264,053
Effective rate	24%	22%	36%

		2011	2010	2009
Application of statutory rate on net gain from operations less
realized capital losses included in the statement of income		35%	35%	35%
Dividends received deduction		(8)	(14)	—
Other		(3)	1	1
	Effective rate	24%	22%	36%

The Company is permitted a three-year carryback in the event of any current year operating losses. As of December 31, 2011, the Company has paid federal income taxes of approximately $12,005,000 for the three years 2009-2011.

The Parent and the Company are no longer subject to federal, state or local tax examination by taxing authorities for years before 2008.  There is no IRS exam in process for open years 2008, 2009 and  2010.

20	(Continued)

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of admitted assets, liabilities, and capital and surplus -- statutory basis -- of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income and cash flows -- statutory basis -- and changes in capital and surplus -- statutory basis -- for the years then ended.   These financial statements are the responsibility of the Company’s management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed by insurance regulatory authorities, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Philadelphia, Pennsylvania March 9, 2011

21

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C:  OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /4/
(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /1/
(e)	Form of application used with Policies. /1/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By-laws of First Investors Life Insurance Company. /1/
(g)	Reinsurance agreement. /4/
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Actuarial Opinions. /2/
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus.
(n)	Consents of Independent Public Accountants. /5/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act with respect to all procedures as disclosed in this Registration Statement.
(r)	Powers of Attorney for Signatories. /3//4//5/
_________________________________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on April 28, 1998.
/3/
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-149362) filed on June 10, 2008 by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B).

/4/	Incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 28, 2011.
/5/	Filed herewith.

Item 27.            Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 110 Wall Street, New York, New York 10005):

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Bernard E. Bloom	Director

Carol Lerner Brown	Secretary

Pratibha Canaran	Vice President - Finance

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Richard M. Freeborough	Director

Richard H. Gaebler	Director

Sharon T. Giffen	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus	Vice President, Chief Financial Officer,
Raritan Plaza 1	Treasurer and Chief Administrative Officer
Edison, NJ 08837

Martha E. Marcon	Director

Louise L. McCormick	Director

George S. Mohacsi	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

Christopher H. Pinkerton	Chairman and Director

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York).  Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York).  Ownership:  100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons other than FICC and persons controlled by FICC that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

Item 29.           Indemnification

Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

"To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.           Principal Underwriter

(a)           First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Pratibha Canaran	Vice President - Finance

Robert J. Grosso	Chief Compliance Officer

George D. Karris	Senior Vice President

Larry R. Lavoie	Secretary and Director

William M. Lipkus	Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

Frederick Miller	Senior Vice President

Larry Noyes	President

Christopher H. Pinkerton	Chairman and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Matthew Smith	Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c) Not Applicable.

Item 31.           Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at 110 Wall Street,  New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.           Management Services

Not applicable.

Item 33.           Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies.  First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 36 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on the 26 day of April, 2012.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
/s/ (Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 25, 2012
Carol E. Springsteen

/s/ William M. Lipkus	Vice President, Chief Financial Officer,	April 25, 2012
William M. Lipkus	Treasurer and Chief
Administrative Officer

/s/ Lawrence M. Falcon	Senior Vice President and Comptroller	April 25, 2012
Lawrence M. Falcon

/s/ William H. Drinkwater	Senior Vice President and Chief Actuary	April 26, 2012
William H. Drinkwater

/s/ Bernard E. Bloom*	Director	April 25, 2012
Bernard E. Bloom

/s/ Richard M. Freeborough*	Director	April 25, 2012
Richard M. Freeborough

/s/ Richard H. Gaebler*	Director	April 25, 2012
Richard H. Gaebler

	/s/ Sharon T. Giffen*	Director	April 25, 2012
Sharon T. Giffen

	/s/ Martha E. Marcon*	Director	April 25, 2012
Martha E. Marcon

	/s/ Louise L. McCormick*	Director	April 25, 2012
Louise L. McCormick

	/s/ George S. Mohacsi*	Director	April 25, 2012
George S. Mohacsi

	/s/ Christopher H. Pinkerton*	Chairman and Director	April 25, 2012
Christopher H. Pinkerton

* By:	/s/ Carol E. Springsteen	April 25, 2012
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit
Number	Description

(n)	Consents of Independent Public Accountants

(r)	Power of Attorney for Martha E. Marcon